MANAGED PORTFOLIO SERIES
(the “Trust”)

Tortoise North American Pipeline Fund
Tortoise Water Fund
 (together, the “Funds”)

Supplement dated January 31, 2018 to:

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) dated
January 31, 2017 for the Tortoise Water Fund and February 1, 2017 for the Tortoise
North American Pipeline Fund, as amended

Tortoise Index Solutions, LLC Change of Control

At a joint special meeting of shareholders of the Funds held on December 21, 2017, shareholders of each Fund approved a new investment advisory agreement between the Trust, on behalf of each Fund, and Tortoise Index Solutions, LLC (“TIS”) to take effect upon a change of control at TIS. The change of control took place on January 31, 2018, when a vehicle formed by Lovell Minnick Partners LLC (“Lovell Minnick”) and owned by certain private funds sponsored by Lovell Minnick and a group of institutional co-investors purchased a controlling equity stake in Tortoise Investments, LLC (“Tortoise”), the parent company of TIS, which was previously held by Montage Investments, LLC (a subsidiary of Mariner Holdings, LLC), as well as the interests of retiring co-founders of Tortoise.

This supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.